EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
The following unaudited pro forma condensed combined financial information and explanatory notes are based on the separate historical financial statements of the Des Moines Bank and the Seattle Bank after giving effect to the Merger and the assumptions and adjustments described in the accompanying notes.
The unaudited pro forma condensed combined financial information was prepared under the acquisition method of accounting for mutual entities, with the Des Moines Bank treated as the acquirer. Under the acquisition method, the assets and liabilities of the Seattle Bank, as of the effective date of the Merger, were recorded by the Des Moines Bank at their respective fair values. Based on the consideration transferred, no goodwill was recorded.
The unaudited pro forma condensed combined balance sheet as of March 31, 2015, is presented as if the Merger had occurred on March 31, 2015. The unaudited pro forma condensed combined income statements for the fiscal year ended December 31, 2014 and the three months ended March 31, 2015 are presented as if the Merger had occurred on January 1, 2014. The historical financial information has been adjusted to reflect factually supportable items that are directly attributable to the Merger and, with respect to the income statements only, expected to have a continuing impact on results of operations.
The unaudited pro forma condensed combined financial information is provided for informational purposes only. It is not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Merger been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma condensed combined financial information and related adjustments required management to make certain assumptions and estimates. This financial information does not consider any potential impacts of anticipated cost savings, among other factors.
As explained in more detail in the accompanying notes, the pro forma allocation of purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment. Adjustments may include, but are not limited to, changes in (i) the Des Moines Bank's and the Seattle Bank's non-merger related business activities through the effective date of the Merger, (ii) the underlying values of assets and liabilities if market conditions differ from current assumptions, and (iii) total merger related expenses if implementation costs vary from current estimates.
The unaudited pro forma condensed combined financial statements should be read together with:

•	the accompanying notes;

•
the Des Moines Bank’s separate audited historical financial statements and accompanying notes as of and for the year ended December 31, 2014, included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014;

•
the Seattle Bank’s separate audited historical financial statements and accompanying notes as of and for the year ended December 31, 2014, included in the Des Moines Bank's Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) on June 1, 2015;

•
the Des Moines Bank’s separate unaudited historical financial statements and accompanying notes as of and for the three months ended March 31, 2015, included in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015; and

•
the Seattle Bank’s separate unaudited historical financial statements and accompanying notes as of and for the three months ended March 31, 2015, included in the Des Moines Bank's Current Report on Form 8-K filed with the SEC on June 1, 2015.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2015
(dollars in thousands, except capital stock par value)

	Historical		Pro Forma
	Des Moines	Seattle	Adjustments		Combined
ASSETS
Cash and due from banks	$341,844	$144	$—		$341,988
Interest-bearing deposits	1,854	248	—		2,102
Securities purchased under agreements to resell	9,170,000	5,250,000	(1)	A	14,419,999
Federal funds sold	1,580,000	2,940,800	78	B	4,520,878
Investment securities
Trading securities	2,544,459	—	—		2,544,459
Available-for-sale securities	12,656,377	15,929,939	—		28,586,316
Held-to-maturity securities	1,105,821	—	—		1,105,821
Total investment securities	16,306,657	15,929,939	—		32,236,596
Advances	63,562,410	8,406,368	82,364	C	72,051,142
Mortgage loans held for portfolio, net
Mortgage loans held for portfolio	6,544,741	619,192	$44,199	D	7,208,132
Allowance for credit losses	(1,100)	(717)	717	E	(1,100)
Total mortgage loans held for portfolio, net	6,543,641	618,475	44,916		7,207,032
Accrued interest receivable	90,687	42,970	—		133,657
Premises, software, and equipment, net	19,792	11,235	(7,996)	F	23,031
Derivative assets, net	85,236	49,545	—		134,781
Other assets	29,987	11,723	1,219	G	42,929
TOTAL ASSETS	$97,732,108	$33,261,447	$120,580		$131,114,135
LIABILITIES
Deposits	$717,516	$377,743	$(1)	H	$1,095,258
Consolidated obligations
Discount notes	60,419,645	14,232,389	(525)	I	74,651,509
Bonds	32,031,318	14,948,504	227,206	J	47,207,028
Total consolidated obligations	92,450,963	29,180,893	226,681		121,858,537
Mandatorily redeemable capital stock	24,191	1,362,688	—		1,386,879
Accrued interest payable	102,816	51,299	—		154,115
Affordable Housing Program payable	43,725	21,069	—		64,794
Derivative liabilities, net	73,858	70,791	—		144,649
Other liabilities	31,631	920,282	(3,670)	K	948,243
TOTAL LIABILITIES	93,444,700	31,984,765	223,010		125,652,475
CAPITAL
Capital stock
Class A putable capital stock ($100 par value)	—	31,421	—		31,421
Class B putable capital stock ($100 par value)	3,427,778	824,435	—		4,252,213
Total capital stock	3,427,778	855,856	—		4,283,634
Additional capital from merger	—	—	318,396	L	318,396
Retained earnings
Unrestricted	647,470	291,592	(291,592)	M	647,470
Restricted	81,910	65,013	(65,013)	N	81,910
Total retained earnings	729,380	356,605	(356,605)		729,380
Accumulated other comprehensive income	130,250	64,221	(64,221)	O	130,250
TOTAL CAPITAL	4,287,408	1,276,682	(102,430)		5,461,660
TOTAL LIABILITIES AND CAPITAL	$97,732,108	$33,261,447	$120,580		$131,114,135
See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Information

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2014
(dollars in thousands)

	Historical		Pro Forma
	Des Moines	Seattle	Adjustments		Combined
INTEREST INCOME
Advances	$233,094	$65,320	$(56,663)	A	$241,751
Prepayment fees on advances, net	6,380	2,800	—		9,180
Interest-bearing deposits	263	51	—		314
Securities purchased under agreements to resell	3,953	1,525	—		5,478
Federal funds sold	2,416	7,572	(58)	B	9,930
Investment securities	180,358	160,748	23,900	C	365,006
Mortgage loans held for portfolio	244,533	38,881	(2,257)	D	281,157
Total interest income	670,997	276,897	(35,078)		912,816
INTEREST EXPENSE
Consolidated obligations - Discount notes	43,026	9,447	1,308	E	53,781
Consolidated obligations - Bonds	376,961	118,765	(50,742)	F	444,984
Deposits	68	127	25	G	220
Borrowings from other FHLBanks	1	—	—		1
Mandatorily redeemable capital stock	245	1,698	—		1,943
Total interest expense	420,301	130,037	(49,409)		500,929
NET INTEREST INCOME	250,696	146,860	14,331		411,887
(Reversal) provision for credit losses	(2,398)	584	—		(1,814)
NET INTEREST INCOME AFTER (REVERSAL) PROVISION FOR CREDIT LOSSES	253,094	146,276	14,331		413,701
OTHER (LOSS) INCOME
Net other-than-temporary impairment losses	—	(4,840)	—		(4,840)
Net gains on trading securities	68,008	—	—		68,008
Net gains from sale of available-for-sale securities	826	—	—		826
Net gains from sale of held-to-maturity securities	8,887	—	—		8,887
Net gains (losses) on financial instruments held at fair value	2	(239)	—		(237)
Net (losses) gains on derivatives and hedging activities	(123,411)	4,211	—		(119,200)
Net losses on extinguishment of debt	(12,651)	(750)	—		(13,401)
Other, net	7,065	2,696	—		9,761
Total other (loss) income	(51,274)	1,078	—		(50,196)
OTHER EXPENSE
Compensation and benefits	32,189	36,792	(3,137)	H	65,844
Other operating expenses	22,423	38,142	(1,410)	I	59,155
Federal Housing Finance Agency	3,914	2,627	—		6,541
Office of Finance	3,777	2,391	—		6,168
Other, net	5,010	336	—		5,346
Total other expense	67,313	80,288	(4,547)		143,054
NET INCOME BEFORE ASSESSMENTS	134,507	67,066	18,878		220,451
Affordable Housing Program assessments	13,475	6,877	1,887	J	22,239
NET INCOME	$121,032	$60,189	$16,991		$198,212

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Information

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
FOR THE THREE MONTHS ENDED MARCH 31, 2015
(dollars in thousands)

	Historical		Pro Forma
	Des Moines	Seattle	Adjustments		Combined
INTEREST INCOME
Advances	$66,176	$16,489	$(14,243)	A	$68,422
Prepayment fees on advances, net	507	558	—		1,065
Interest-bearing deposits	125	37	—		162
Securities purchased under agreements to resell	1,310	582	—		1,892
Federal funds sold	1,019	2,187	—		3,206
Investment securities	47,830	38,383	5,974	B	92,187
Mortgage loans held for portfolio	59,198	8,361	(552)	C	67,007
Total interest income	176,165	66,597	(8,821)		233,941
INTEREST EXPENSE
Consolidated obligations - Discount notes	14,824	3,471	—		18,295
Consolidated obligations - Bonds	92,667	24,964	(12,786)	D	104,845
Deposits	15	29	—		44
Mandatorily redeemable capital stock	179	383	—		562
Total interest expense	107,685	28,847	(12,786)		123,746
NET INTEREST INCOME	68,480	37,750	3,965		110,195
Provision (reversal) for credit losses	415	(208)	—		207
NET INTEREST INCOME AFTER PROVISION (REVERSAL) FOR CREDIT LOSSES	68,065	37,958	3,965		109,988
OTHER (LOSS) INCOME
Net other-than-temporary impairment losses	—	(51,529)	—		(51,529)
Net gains on trading securities	18,863	—	—		18,863
Net gains from sale of available-for-sale securities	—	52,321	—		52,321
Net losses on financial instruments held at fair value	—	(12)	—		(12)
Net (losses) gains on derivatives and hedging activities	(30,911)	1,630	—		(29,281)
Net losses on extinguishment of debt	—	(264)	—		(264)
Other, net	2,587	280	—		2,867
Total other (loss) income	(9,461)	2,426	—		(7,035)
OTHER EXPENSE
Compensation and benefits	9,786	10,858	(1,634)	E	19,010
Other operating expenses	6,990	16,562	(10,771)	F	12,781
Federal Housing Finance Agency	1,537	683	—		2,220
Office of Finance	1,128	548	—		1,676
Other, net	691	85	—		776
Total other expense	20,132	28,736	(12,405)		36,463
NET INCOME BEFORE ASSESSMENTS	38,472	11,648	16,370		66,490
Affordable Housing Program assessments	3,865	1,203	1,637	G	6,705
NET INCOME	$34,607	$10,445	$14,733		$59,785

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Information

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 — Basis of Presentation

The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting for mutual entities giving effect to the Merger, with the Des Moines Bank as the acquirer. The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position had the Merger been consummated at March 31, 2015 or the results of operations had the Merger been consummated at January 1, 2014, nor is it necessarily indicative of the financial position or results of operations in future periods. Assuming the Merger had consummated at March 31, 2015, the consideration included the issuance of $855.9 million in equity consideration as well as the transfer of member interests of approximately $318.4 million.

Under the acquisition method of accounting, the assets and liabilities of the Seattle Bank were recorded at the respective fair values on the merger date. The fair value on the merger date represents management's best estimates based on available information and facts and circumstances in existence on the merger date. The pro forma allocation of purchase price reflected in the unaudited pro forma condensed combined financial information is preliminary and subject to adjustment. Adjustments may include, but are not limited to, changes in (i) the Des Moines Bank's and the Seattle Bank's non-merger related business activities through the effective date of the Merger, (ii) the underlying values of assets and liabilities if market conditions differ from current assumptions, and (iii) total merger related expenses if implementation costs vary from current estimates.

Note 2 — Preliminary Allocation of Purchase Price

The unaudited pro forma condensed combined financial information reflects the issuance of $855.9 million in equity consideration as well as the transfer of member interests of approximately $318.4 million. The equity consideration transferred was measured at fair value on the assumed acquisition date of March 31, 2015, which was the par value of shares issued.

The Merger is accounted for using the acquisition method of accounting for mutual entities; accordingly, the Des Moines Bank's cost to acquire the Seattle Bank was allocated to the assets (including identifiable intangible assets) and liabilities of the Seattle Bank at their respective estimated fair values as of the merger date. Based on the consideration transferred, no goodwill was recorded.

The pro forma purchase price was preliminarily allocated to the assets acquired and the liabilities assumed based on their estimated fair values as summarized in the following table (dollars in thousands):

March 31, 2015
Pro forma purchase price of the Seattle Bank
Fair value of shares issued by the Des Moines Bank ($100 per share)	$855,856
Member interests	318,396
Total pro forma purchase price	$1,174,252
Fair value of assets acquired
Cash and due from banks	$144
Interest-bearing deposits	248
Securities purchased under agreements to resell	5,249,999
Federal funds sold	2,940,878
Available-for-sale securities	15,929,939
Advances	8,488,732
Mortgage loans held for portfolio	663,391
Accrued interest receivable	42,970
Premises, software, and equipment	3,239
Derivative assets	49,545
Other assets	12,942
Total assets acquired	$33,382,027
Fair value of liabilities assumed
Deposits	$377,742
Consolidated obligation discount notes	14,231,864
Consolidated obligation bonds	15,175,710
Mandatorily redeemable capital stock	1,362,688
Accrued interest payable	51,299
Affordable Housing Program payable	21,069
Derivative liabilities	70,791
Other liabilities	916,612
Total liabilities assumed	32,207,775
Fair value of net assets acquired	$1,174,252

Note 3 — Pro Forma Adjustments

The following pro forma adjustments have been reflected in the unaudited pro forma condensed combined financial information. All adjustments are based on current assumptions and valuations, which are subject to change.

PRO FORMA BALANCE SHEET ADJUSTMENTS - MARCH 31, 2015
(dollars in thousands)

A. Adjustments to Securities Purchased Under Agreements to Resell
To reflect fair value at the merger date based on current market rates for similar term investments.	$(1)
B. Adjustments to Federal Funds Sold
To reflect fair value at the merger date based on current market rates for similar term investments.	$78
C. Adjustments to Advances
To reflect fair value at the merger date based on current market rates for similar term advances.	$82,364
D. Adjustments to Mortgage Loans Held for Portfolio
To reflect fair value at the merger date based on current market rates for similar term mortgage loans.	$44,199
E. Adjustments to Allowance for Credit Losses
To remove the Seattle Bank's allowance for credit losses at the merger date as the credit risk is contemplated in the fair value adjustment above.	$717
F. Adjustments to Premises, Software, and Equipment
To reflect fair value at the merger date based on third-party appraisals and considering the Des Moines Bank's intended use for the assets.	$(7,996)
G. Adjustments to Other Assets
To record the fair value of an acquired identifiable intangible asset resulting from the Seattle Bank's customer relationships at the merger date. The acquired intangible asset was valued utilizing the cost approach and will be amortized over 20 years.	$2,968
To reflect fair value of real estate owned at the merger date based on third-party appraisals.	396
To reflect the elimination of the Seattle Bank's unamortized debt concession fees.	(2,145)
Total adjustments	$1,219
H. Adjustments to Deposits
To reflect fair value at the merger date based on current market rates for similar term deposits.	$(1)
I. Adjustments to Consolidated Obligation Discount Notes
To reflect fair value at the merger date based on current market rates for similar term discount notes.	$(525)
J. Adjustments to Consolidated Obligation Bonds
To reflect fair value at the merger date based on current market rates for similar term bonds.	$227,206
K. Adjustments to Other Liabilities
To reflect the elimination of the Seattle Bank's deferred rent and other deferred credits.	$(3,670)
L. Adjustments to Additional Capital from Merger
To record the Seattle Bank's net assets of $1.2 billion on the merger date adjusted for the par value of the Seattle Bank's outstanding capital stock of $0.9 billion.	$318,396
M. Adjustments to Unrestricted Retained Earnings
To eliminate the Seattle Bank's unrestricted retained earnings.	$(291,592)
N. Adjustments to Restricted Retained Earnings
To eliminate the Seattle Bank's restricted retained earnings.	$(65,013)
O. Adjustments to Accumulated Other Comprehensive Income
To eliminate the Seattle Bank's accumulated other comprehensive income.	$(64,221)

PRO FORMA INCOME STATEMENT ADJUSTMENTS - YEAR ENDED DECEMBER 31, 2014
(dollars in thousands)

A. Adjustments to Advance Interest Income
To reflect amortization of advance premiums from fair value adjustments on the merger date. Amortization was calculated using an effective-yield method over the weighted average contractual life of 2.5 years at the merger date.	$(56,663)
B. Adjustments to Federal Funds Sold Interest Income
To reflect amortization of Federal funds sold premiums from fair value adjustments on the merger date. Amortization was calculated using an effective-yield method over the weighted average contractual life of 0.1 years at the merger date.	$(58)
C. Adjustments to Investment Security Interest Income
To reflect amortization of investment security discounts from fair value adjustments on the merger date. Amortization was calculated using an effective-yield method over the weighted average contractual life of 16.9 years at the merger date.	$23,900
D. Adjustments to Mortgage Loan Interest Income
To reflect amortization of mortgage loan premiums from fair value adjustments on the merger date. Amortization was calculated using an effective-yield method over the weighted average contractual life of 18.9 years at the merger date.	$(2,257)
E. Adjustments to Discount Note Interest Expense
To reflect amortization of discount note discounts from fair value adjustments on the merger date. Amortization was calculated using an effective-yield method over the weighted average contractual life of 0.1 years at the merger date.	$1,308
F. Adjustments to Bond Interest Expense
To reflect amortization of bond premiums from fair value adjustments on the merger date. Amortization was calculated using an effective-yield method over the weighted average contractual life of 3.2 years at the merger date.	$(50,742)
G. Adjustments to Deposit Interest Expense
To reflect amortization of deposit discounts from fair value adjustments on the merger date. Amortization was calculated using an effective-yield method over the weighted average contractual life of 0.3 years at the merger date.	$25
H. Adjustments to Compensation and Benefits Expense
To reflect the elimination of the Seattle Bank's one-time merger related costs that will have no continuing impact on the combined organization.	$(3,130)
To reflect the elimination of the Des Moines Bank's one-time merger related costs that will have no continuing impact on the combined organization.	(7)
Total adjustments	$(3,137)
I. Adjustments to Other Operating Expense
To reflect the elimination of the Seattle Bank's one-time merger related costs that will have no continuing impact on the combined organization.	$(2,578)
To reflect the elimination of the Des Moines Bank's one-time merger related costs that will have no continuing impact on the combined organization.	(1,621)
To reflect amortization of identifiable intangible assets acquired on the merger date. Amortization was calculated using a straight-line method over a period of 20 years.	148
To reflect depreciation based on the fair value of fixed assets acquired on the merger date. Depreciation was calculated using a straight-line method over the weighted average estimated useful life of 1.2 years at the merger date.	2,641
Total adjustments	$(1,410)
J. Adjustments to AHP Assessments
To reflect an increase in Affordable Housing Program (AHP) assessments due to an increase in combined net income.	$1,887

PRO FORMA INCOME STATEMENT ADJUSTMENTS - THREE MONTHS ENDED MARCH 31, 2015
(dollars in thousands)

A. Adjustments to Advance Interest Income
To reflect amortization of advance premiums from fair value adjustments on the merger date. Amortization was calculated using an effective-yield method over the weighted average contractual life of 2.5 years at the merger date.	$(14,243)
B. Adjustments to Investment Security Interest Income
To reflect amortization of investment security discounts from fair value adjustments on the merger date. Amortization was calculated using an effective-yield method over the weighted average contractual life of 16.9 years at the merger date.	$5,974
C. Adjustments to Mortgage Loan Interest Income
To reflect amortization of mortgage loan premiums from fair value adjustments on the merger date. Amortization was calculated using an effective-yield method over the weighted average contractual life of 18.9 years at the merger date.	$(552)
D. Adjustments to Bond Interest Expense
To reflect amortization of bond premiums from fair value adjustments on the merger date. Amortization was calculated using an effective-yield method over the weighted average contractual life of 3.2 years at the merger date.	$(12,786)
E. Adjustments to Compensation and Benefits Expense
To reflect the elimination of the Seattle Bank's one-time merger related costs that will have no continuing impact on the combined organization.	$(1,470)
To reflect the elimination of the Des Moines Bank's one-time merger related costs that will have no continuing impact on the combined organization.	(164)
Total adjustments	$(1,634)
F. Adjustments to Other Operating Expense
To reflect the elimination of the Seattle Bank's one-time merger related costs that will have no continuing impact on the combined organization.	$(9,348)
To reflect the elimination of the Des Moines Bank's one-time merger related costs that will have no continuing impact on the combined organization.	(2,058)
To reflect amortization of identifiable intangible assets acquired on the merger date. Amortization was calculated using a straight-line method over a period of 20 years.	37
To reflect depreciation based on the fair value of fixed assets acquired on the merger date. Depreciation was calculated using a straight-line method over the weighted average estimated useful life of 1.2 years at the merger date.	598
Total adjustments	$(10,771)
G. Adjustments to AHP Assessments
To reflect an increase in AHP assessments due to an increase in combined net income.	$1,637